Exhibit 3.5

COMMONWEALTH OF PENNSYLVANIA

DEPARTMENT OF STATE

OCTOBER 5, 2012

TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

TURRET STEEL INDUSTRIES, INC.

I, Carol Aichele, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct copy of

1	ARTICLES OF INCORPORATION filed on May 27, 1999
2	ARTICLES MERGER/CONSOLIDATION-ALL TYPES filed on March 30, 2001
3	ARTICLES OF AMENDMENT-BUSINESS filed on March 30, 2001
4	CHANGE OF REGISTERED OFFICE - Domestic filed on October 29, 2009
5	CHANGE OF REGISTERED OFFICE - Domestic filed on March 8, 2012 which appear of record in this department.

IN TESTIMONY WHEREOF, I have hereunto set my hand and caused the Seal of the Secretary’s Office to be affixed, the day and year above written.

Secretary of the Commonwealth

Certification Number: 10606282-1

Verify this certificate online at http://www.corporations.state.pa.us/corp/soskb/verify.asp

Microfilm Number 9940-554                 Filed with the Department of State on May 27, 1999

Entity Number 2879741	/s/signature
Secretary of the Commonwealth

ARTICLES OF INCORPORATION-FOR         PROFIT

OF

TURRET INDUSTRIES, INC.

Name of Corporation

A TYPE OF CORPORATION INDICATED BELOW

Indicate type of domestic corporation:

☒ Business-Stock (15 Pa.C.S. ‘ 1306)	☐ Management (15 Pa.C.S. ‘ 2702

☐ Business-nonstock (15 Pa.C.S. ‘2102)	☐ Professional (15 Pa.C.S. ‘ 2903)

☐ Business-statutory close (15 Pa.C.S. ‘ 2309)	☐ Insurance (15 Pa.C.S. ‘ 3107)

☐ Cooperative (15 Pa.C.S. ‘ 7102)

DSCB:15-1306/2102/2303/2702/2903/3101/7102A (Rev 91)

In Compliance with the requirements of the applicable provisions of 16 Pa.C.S.(relating to corporations and unincorporated associations) the undersigned, desiring to incorporate a corporation for profit hereby, state(s) that

1.	The name of the corporation is: TURRET INDUSTRIES, INC.

2.	The (a) address of this corporation’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the count of venue is:

(a)	LEETSDALE INDUSTRIAL PARK P.O. BOX 55	LETTSDALE	PENNSYLVANIA	16056	A LLEGHENY
	Number and Street	City	State	Zip	County
(b)	c/o
	Name of Commercial Registered Office Provider				County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation I located for venue and official publication purposes.

3.	The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4.	The aggregate number of shares authorized is 1,000 SHARES, PAR VALUE PER SHARE (other provisions, if any, attach 8-1/2x11 sheet)

5.	The name and address, including number and street, if any, of each incorporator is:

Microfilm Number 9940-555                 Filed with the Department of State on May 27, 1999

Entity Number 2879741	/s/signature
Secretary of the Commonwealth

Name	Address
RALPH F.MANNING, ESQUIRE	C/O TUCKER ARENSBERG, P.C. 1500 ONE PPEG PLACE, PITTSBURGH, PA 15222

Microfilm Number 9940-556                 Filed with the Department of State on May 27, 1999

Entity Number 2879741	/s/signature
Secretary of the Commonwealth

6.	The specified effective date, if any is:

Month day        year        hour, if any

7.	Additional provisions of the Articles, if any, attach an 8-1/2 x11 sheet,

IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed these Articles o Incorporation this 27th day of MAY 1999.

Microfilm Number 9940-557                 Filed with the Department of State on May 27, 1999

Entity Number 2879741	/s/signature
Secretary of the Commonwealth

ARTICLES OF MERGER - DOMESTIC BUSINESS CORPORATION

DSCB:15.1926 (Rev 90)

In compliance with the requirements of 15 Pa.C.S. § 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.	The name of the corporation surviving the merger is: TURRET INDUSTRIES INC.

2.	(Check and complete one of the following):

☒	The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):
(a)	LEETSDALE INDUSTRIAL PARK P.O. BOX 55	LETTSDALE	PENNSYLVANIA	15056	A LLEGHENY
	Number and Street	City	State	Zip	County
(b)	c/o
	Name of Commercial Registered Office Provider				County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation Is located for venue and official publication purposes.

☐

The surviving corporation is a qualified foreign business corporation incorporated under the laws of and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)
	Number and Street	City	State	Zip	County
(b)	c/o
	Name of Commercial Registered Office Provider				County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

☐	The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of and the address of its principal office under the laws of such domiciliary jurisdiction is:
	Number and Street	City	State	Zip	County

Microfilm Number 9940-558                 Filed with the Department of State on May 27, 1999

Entity Number 2879741	/s/signature
Secretary of the Commonwealth

3.         The name and the address of the registered office In this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business oorporatton which is a party to the plan of merger are as follows:

Name of Corporation	Address of Registered Office or Name of Commercial Registered Office Provider	County

TURRET STEEL CORP.	THIRD & WASHINGTON STS., LEETSDALE, PA 15056	ALLEGHENY

4.         (Check, and if appropriate complete one of the following):

☐	The plan of merger shall be effective upon filing these Articles of Amendment in the Department of State.

☒	The plan of merger shall be effective on:	MARCH 31, 2001	at
		Date	Hour

5.         The manner in which the plan of merger was adopted by each domestic corporation is as follows:

Name of Corporation	Manner of Adoption

TURRET INDUSTRIES, INC.	Adopted by the directors and shareholders pursuant to 15 Pa.C.S. § 1924(a).

TURRET STEEL CORP.	Adopted by the ‘directors and shareholders pursuant to 15 Pa.C.S. § 1924(a).

6.         STRICKEN.

7.            (Check, and if appropriate complete, one of the following):

☐	The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

☒	Pursuant to 15 Pa.C.S, § 1901 (relating to omission of certain provisions from filed plans) the provisions, if any, of the plan of merger tha•amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof, The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

Microfilm Number 9940-559                 Filed with the Department of State on May 27, 1999

Entity Number 2879741	/s/signature
Secretary of the Commonwealth

LEETSDALE INDUSTRIAL PARK, P.O.BOX 55	LEETSDALE	PENNSYLVANIA	15056	ALLEGHENY
Number and Street	City	State	Zip	County

IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be executed as of the 30th day of March, 2001.

Microfilm Number 200127-468                 Filed with the Department of State on May 27, 1999

Entity Number 2879741	/s/signature illegible
Secretary of the Commonwealth

ARTICLES OF AMENDMENT—DOMESTIC BUSINESS CORPORATION

DSCB:15-1915 (Rev 90)

In compliance with the requirements of 15 Pa.C.S, § 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is: TURRET INDUSTRIES INC.

2.	The (a) address of this corporation’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

(a)	LEETSDALE INDUSTRIAL PARK P.O. BOX 55	LETTSDALE	PENNSYLVA NIA	15056	A LLEGHENY
	Number and Street	City	State	Zip	County
(b)	c/o
	Name of Commercial Registered Office Provider				County

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.	The statute by or under which it was incorporated is: PENNSYLVANIA BUSINESS CORPORATION LAW OF 1988, AS AMENDED

4.	The date of its incorporation or other organization is: 5/27/99

5.	(Check, and If appropriate complete, one of the following):

☐	The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

☒	The amendment shall be effective on:	MARCH 31, 2001	At 11:59 p.m.

		Date	Hour

Microfilm Number 200127-469                 Filed with the Department of State on May 27, 1999

Entity Number 2879741	/s/signature illegible
Secretary of the Commonwealth

6.	(Check one of the following):

☐	The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. § 1914(a) and (b).

☒	The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. § 1914(c).

7.	(Check, and if appropriate complete, one of the following):

☐	The amendment adopted by the corporation, set forth in full, is as follows:

ARTICLE ONE OF THE CORPORATION ‘S ARTICLES OF INCORPORATION SHALL BE AMENDED TO READ AS FOLLOWS IN ITS ENTIRETY:

THE NAME OF THE CORPORATION IS TURRET STEEL INDUSTRIES INC.

☒	The amendment adopted by the corporation is set forth in full in Exhibit A attached hereto and made a part hereof.

8.	Check if the amendment restates the Articles,

☐	The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed as of the 31144tday of March, 2001.

Entity #: 2879741 Date Filed: 10/29/2009 Pedro A. Cortés Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Statement of Change of Registered Office (15 Pa.C.S.)
Entity Number	X Domestic Business Corporation (§ 1507)
2879741	Foreign Business Corporation (§ 4144)
Domestic Nonprofit Corporation (§ 5507)
Foreign Nonprofit Corporation (§ 6144)
Domestic Limited Partnership (§ 8506)

Name			Document will be returned to the name and address you enter to the left.
Eileen R. Jordon c/o Houston Harbaugh, P.C.
Address
401 Liberty Avenue, 2200 Three Gateway Center			Ü
City	State	Zip Code
Pittsburg	Pennsylvania	15222

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:
Turret Steel Industries, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:
(a) Number and street	City	State	Zip	County
Leetsdale Industrial Park, P.O. Box 55	Leetsdale	Pennsylvania	15056	Allegheny

(b) Name of Commercial Registered Officer Provider				County
c/o

3. Complete part (a) or (b):
(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:
105 Pine Street	Imperial	Pennyslvania	15126-1142	Allegheny

Number and Street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by: PA DEPT. OF STATE
c/o

Name of Commercial Registered Office Provider			County	OCT 29 2009

4. Strike out if a limited partnership: Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this 20th day of October , 2009.
TURRET STEEL INDUSTRIES, INC.
Name of Corporation/Limited Partnership
/s/ Phillip B. Holmes, Vice President
Signature
/s/ Phillip B. Holmes, Vice President
Title

Certification #: 10606282-1

Entity #: 2879741 Date Filed: 02/08/2012 Carol Aichele Secretary of the Commonwealth

PENNSYLVANIA DEPARTMENT OF STATE CORPORATION BUREAU
Statement of Change of Registered Office (15 Pa.C.S.)
Entity Number 2879741	X Domestic Business Corporation (§ 1507)
Foreign Business Corporation (§ 4144)
Domestic Nonprofit Corporation (§ 5507)
Foreign Nonprofit Corporation (§ 6144)
Domestic Limited Partnership (§ 8506)

Name

Address	CT - COUNTER

City	State Zip Code
8411013-SUPA 1

Fee: $70

In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations), the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name is:
Turret Steel Industries, Inc.

2. The (a) address of its initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

	(a) Number and street	City	State	Zip	County
	105 PINE STREET	IMPERIAL	PA	15126	ALLEGHENY

	(b) Name of Commercial Registered Officer Provider				County

3.	Complete part (a) or (b):

(a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

	Number and Street	City	State	Zip	County

(b) The registered office of the corporation or limited partnership shall be provided by:

	c/o CT Corporation System			Dauphin

	Name of Commercial Registered Office Provider			County

4.	Strike out if a limited partnership:

Such change was authorized by the Board of Directors of the corporation.

IN TESTIMONY WHEREOF, the undersigned has caused this Application for Registration to be signed by a duly authorized officer thereof this

8th day of March , 2012.

Turret Steel Industries, Inc.
Name of Corporation/Limited Partnership

/s/ Sally A. Ward
Signature

/s/ Sally A. Ward, Assistant Secretary
Title

Certification #: 10606282-1